EXHIBIT 99.2


                              PAWNBROKER.COM, INC.

                         Incorporated Under the Laws of
                              the State of Delaware

                                     BYLAWS

                                    ARTICLE I
                                     OFFICES

     The registered office of the Corporation in Delaware shall be at 1209 Orange Street in the City of Wilmington, County of New Castle, in the State of Delaware, and The Corporation Trust Company shall be the resident agent of this Corporation in charge thereof. The Corporation may also have such other offices at such other places, within or without the State of Delaware, as the Board of Directors may from time to time designate or the business of the Corporation may require.

                                   ARTICLE II
                                  STOCKHOLDERS

     Section 1. Annual Meeting. The annual meeting of stockholders for the election of directors and the transaction of any other business shall be held on the third Thursday of May each year, or as soon after such date as may be practicable, in such city and state and at such time and place as may be designated by the Board of Directors, and set forth in the notice of such meeting. If said day be a legal holiday, said meeting shall be held on the next succeeding business day. At the annual meeting any business may be transacted and any corporate action may be taken, whether stated in the notice of meeting or not, except as otherwise expressly provided by statute or the Certificate of Incorporation.

     Section 2. Special Meetings. Special meetings of the stockholders for any purpose may be called at any time by the Board of Directors, by the Chief
Executive Officer or by the President, and shall be called by the Chief Executive Officer at the request of the holders of a majority of the outstanding shares of capital stock entitled to vote. Special meetings shall be held at such place or places within or without the State of Delaware as shall from time to time be designated by the Board of Directors and stated in the notice of such meeting. At a special meeting no business shall be transacted and no corporate action shall be taken other than that stated in the notice of the meeting.

     Section 3. Notice of Meetings. Written notice of the date, time and place of any stockholder's meeting, whether annual or special, shall be given to each stockholder entitled to vote thereat, by personal delivery or by mailing the same to him at his address, as the same appears upon the records of the Corporation, at least ten (10) days but not more than sixty (60) days before the



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day of the meeting.  Notice of a special  meeting must also state the purpose or purposes for which the meeting is called. Notice of any adjourned meeting need not be given except by announcement at the meeting so adjourned, unless otherwise ordered in connection with such adjournment. Such further notice, if any, shall be given as may be required by law.

     Section 4. Quorum. Any number of stockholders, together holding at least one-third of the capital stock of the Corporation issued and outstanding and entitled to vote, who shall be present in person or represented by proxy at any meeting duly called, shall constitute a quorum for the transaction of all business, except as otherwise provided by law, by the Certificate of Incorporation or by these Bylaws.

     Section 5. Adjournment of Meetings. If less than a quorum shall attend at the time for which a meeting shall have been called, the meeting may adjourn from time to time by a majority vote of the stockholders present or represented by proxy and entitled to vote without notice other than by announcement at the meeting until a quorum shall attend. Any meeting at which a quorum is present may also be adjourned in like manner and for such time or upon such call as may be determined by a majority vote of the stockholders present or represented by proxy and entitled to vote. At any adjourned meeting at which a quorum shall be present, any business may be transacted and any corporate action may be taken which might have been transacted at the meeting as originally called.

     Section 6. Voting List. The Secretary  shall prepare and make, at least ten
(10) days before every election of directors, a complete list of the stockholders entitled to vote, arranged in alphabetical order and showing the address of each stockholder and the number of shares of each stockholder. Such list shall be open at the place where the election is to be held for said ten days, to the examination of any stockholder, and shall be produced and kept at the time and place of election during the whole time thereof, and subject to the inspection of any stockholder who may be present.

     Section 7. Voting. Each stockholder entitled to vote at any meeting may vote either in person or by proxy, but no proxy shall be voted on or after three
(3) years from its date, unless said proxy provides for a longer period. Each stockholder entitled to vote shall at every meeting of the stockholders be entitled to one vote for each share of stock registered in his name on the record of stockholders. At all meetings of stockholders all matters, except as otherwise provided by statute, shall be determined by the affirmative vote of the majority of shares present in person or by proxy and entitled to vote on the subject matter. Voting at meetings of stockholders need not be by written ballot.

     Section 8. Record Date of Stockholders. The Board of Directors is authorized to fix in advance a date not exceeding sixty (60) days nor less than ten (10) days preceding the date of any meeting of stockholders, and not exceeding sixty (60) days preceding the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining the consent of stockholders for any purposes, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting, and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in



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respect of any such change,  conversion or exchange of capital stock, or to give such consent, and, in such case, such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, and any adjournment thereof, or to receive payment of such dividend, or to receive such allotment of rights, or to
exercise  such  rights,   or  to  give  such  consent,   as  the  case  may  be,
notwithstanding any transfer of any stock on the books of the Corporation, after such record date fixed as aforesaid.

     Section 9. Action Without Meeting. Any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

     Section 10. Conduct of Meetings. The Chief Executive Officer, or in his absence the President, shall preside at all regular or special meetings of stockholders. To the maximum extent permitted by law, such presiding person shall have the power to set procedural rules, including but not limited to rules respecting the time allotted to stockholders to speak, governing all aspects of the conduct of such meetings.

                                   ARTICLE III
                                    DIRECTORS

     The business and affairs of the Corporation shall be managed by, or under the direction of, a Board of Directors.

     Section 1. Number and Qualifications. The number of directors shall be not less than three and not more than twelve, the exact number within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the Board of Directors or by the affirmative vote of the holders of at least a majority of all outstanding shares entitled to be voted in the election of directors, voting together as a single class. The directors need not be stockholders.

     Section 2. Staggered Election of Directors. The Board of Directors shall be divided into three classes, each consisting, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. At the annual meeting of shareholders in 2000, at which the staggered board shall be elected, the first class of directors shall be elected for a year term expiring upon the next following annual meeting of shareholders and upon the election and qualification of their respective successors, the second class



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of directors  shall be elected for a term  expiring  upon the second next annual meeting of shareholders and upon the election and qualification of their respective successors, and the third class of directors shall be elected for a term expiring upon the third next annual meeting of shareholders and upon the election and qualification of their respective successors. At each succeeding annual meeting of shareholders, successors to the class of directors whose term expires at that annual meeting of shareholders shall be elected for a three-year term. If the number of directors has changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such a class shall hold office for a term that shall coincide with the remaining term of that class, unless otherwise required by law, but in no case shall a decrease in the number of directors for a class shorten the term of an incumbent director.

     Section 3. Removal and Resignation of Directors. Any director may be removed from the Board of Directors, with or without cause, by the holders of a majority of the shares of capital stock entitled to vote at an election of directors, either by written consent or consents or at any special meeting of the stockholders called for that purpose, and the office of such director shall forthwith become vacant.

     Any director may resign at any time upon written notice to the Corporation. Such resignation shall take effect at the time specified therein, and if no time be specified, at the time of its receipt by the President or Secretary. The acceptance of a resignation shall not be necessary to make it effective, unless so specified therein.

     Section 4. Filling of Vacancies. Any vacancy among the directors, occurring from any cause whatsoever, may be filled by a majority of the remaining directors, though less than a quorum, provided, however, that the stockholders removing any director may at the same meeting fill the vacancy caused by such removal, and provided further, that if the directors fail to fill any such vacancy, the stockholders may at any special meeting called for that purpose fill such vacancy. In case of any increase in the number of directors, the additional directors may be elected by the directors in office before such increase.

     Any person elected to fill a vacancy shall hold office, subject to the right of removal as herein before provided, until his successor is elected and qualified.

     Section 5. Regular Meetings. The Board of Directors shall hold an annual meeting for the purpose of organization and the transaction of any business immediately after the annual meeting of the stockholders, provided a quorum of directors is present. Other regular meetings may be held at such times as may be determined from time to time by resolution of the Board of Directors.

     Section 6. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board of Directors, by the Chief Executive Officer, or by the President.



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     Section 7. Notice and Place of Meetings. Meetings of the Board of Directors
may be held at the principal office of the Corporation, or at such other place as shall be stated in the notice of such meeting. Notice of any special meeting, and, except as the Board of Directors may otherwise determine by resolution, notice of any regular meeting also, shall be mailed to each director addressed to him at his residence or usual place of business at least two days before the day on which the meeting is to be held, or if sent to him at such place by telegraph or cable, or delivered personally or by telephone, not later than the day before the day on which the meeting is to be held. No notice of the annual meeting of the Board of Directors shall be required if it is held immediately after the annual meeting of the stockholders and if a quorum is present.

     Section 8. Business Transacted at Meetings, etc. Any business may be transacted and any corporate action may be taken at any regular or special meeting of the Board of Directors at which a quorum shall be present, whether such business or proposed action be stated in the notice of such meeting or not, unless special notice of such business or proposed action shall be required by statute.

     Section 9. Quorum. A majority of the Board of Directors at any time in office shall constitute a quorum. At any meeting at which a quorum is present, the vote of a majority of the members present shall be the act of the Board of Directors unless the act of a greater number is specifically required by law or by the Certificate of Incorporation or these Bylaws. The members of the Board shall act only as the Board and the individual members thereof shall not have any powers as such.

     Section 10. Compensation. The directors shall not receive any stated salary for their services as directors, but by resolution of the Board of Directors a fixed fee and expenses of attendance may be allowed for attendance at each meeting. Nothing herein contained shall preclude any director from serving the Corporation in any other capacity, as an officer, agent or otherwise, and receiving compensation therefor.

     Section 11. Action Without a Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of the Board or committee.

     Section 12. Meetings Through Use of Communications Equipment. Members of the Board of Directors, or any committee designated by the Board of Directors, shall, except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, have the power to participate in a meeting of the Board of Directors, or any committee, by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at the meeting.



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                                   ARTICLE IV
                                   COMMITTEES

     Section 1. Executive Committee. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one (1) or more of their number to constitute an Executive Committee to hold office at the pleasure of the Board, which Committee shall, during the intervals between meetings of the Board of Directors, have and exercise all of the powers of the Board of Directors in the management of the business and affairs of the Corporation, subject only to such restrictions or limitations as the Board of Directors may from time to time specify, or as limited by the Delaware General Corporation Law, and shall have power to authorize the seal of the Corporation to be affixed to all papers which may require it.

     Any member of the Executive Committee may be removed at any time, with or without cause, by a resolution of a majority of the whole Board of Directors.

     Any person ceasing to be a director shall ipso facto cease to be a member of the Executive Committee.

     Any vacancy in the Executive Committee occurring from any cause whatsoever may be filled from among the directors by a resolution of a majority of the whole Board of Directors.

     Section 2. Other Committees. Other committees, whose members shall include at least one (1) director, may be appointed by the Board of Directors or the Executive Committee, which committees shall hold office for such time and have such powers and perform such duties as may from time to time be assigned to them by the Board of Directors or the Executive Committee.

     Any member of such a committee may be removed at any time, with or without cause, by the Board of Directors or the Executive Committee. Any vacancy in a committee occurring from any cause whatsoever may be filled by the Board of Directors or the Executive Committee.

     Section 3. Resignation. Any member of a committee may resign at any time. Such resignation shall be made in writing and shall take effect at the time specified therein, or, if no time be specified, at the time of its receipt by the Chief Executive Officer, the President or the Secretary. The acceptance of a resignation shall not be necessary to make it effective unless so specified therein.

     Section 4. Quorum. A majority of the members of a committee shall constitute a quorum. The act of a majority of the members of a committee present at any meeting at which a quorum is present shall be the act of such committee. The members of a committee shall act only as a committee, and the individual members thereof shall not have any powers as such.



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     Section 5. Record of  Proceedings,  etc. Each committee shall keep a record of its acts and proceedings, and shall report the same to the Board of Directors when and as required by the Board of Directors.

     Section 6. Organization, Meetings, Notices, etc. A committee may hold its meetings at the principal office of the Corporation, or at any other place which a majority of the committee may at any time agree upon. Each committee may make such rules as it may deem expedient for the regulation and carrying on of its meetings and proceedings. Unless otherwise ordered by the Executive Committee, any notice of a meeting of such committee may be given by the Secretary of the Corporation or by the chairman of the committee and shall be sufficiently given if mailed to each member at his residence or usual place of business at least two days before the day on which the meeting is to be held, or if sent to him at such place by telegraph or cable, or delivered personally or by telephone not later than 24 hours before the time at which the meeting is to be held.

     Section 7. Compensation. The members of any committee shall be entitled to such compensation as may be allowed them by resolution of the Board of Directors.

                                    ARTICLE V
                                    OFFICERS

     Section 1. Number. The officers of the Corporation shall be a Chief Executive Officer, a President, a Secretary, and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article V. The Board of Directors in its sole discretion may also elect a Chairman of the Board of Directors.

     Section 2. Election, Term of office and Qualifications. The officers, except as provided in Section 3 of this Article V, shall be chosen annually by the Board of Directors. Each such officer shall, except as herein otherwise provided, hold office until his successor shall have been elected and qualified or until his earlier resignation or removal. The Chairman of the Board of Directors, if any, and the Chief Executive Officer shall be directors of the Corporation, and should any one of them cease to be a director, he shall ipso facto cease to be such officer, except as otherwise provided by a majority of the Board of Directors. Except as otherwise provided by law, any number of offices may be held by the same person.

     Section 3. Other Officers. Other officers, including a Chief Financial Officer, one or more Vice-Presidents or one or more Assistant Secretaries, Treasurers or Assistant Treasurers, may from time to time be appointed by the Board of Directors, which other officers shall have such powers and perform such duties as may be assigned to them by the Board of Directors or the officer or committee appointing them.

     Section 4. Removal of Officers. Any officer of the Corporation may be removed from office, with or without cause, by a vote of a majority of the Board of Directors.

     Section 5. Resignation. Any officer of the Corporation may resign at any time. Such resignation shall be in writing and shall take effect at the time specified therein, and



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if no time be  specified,  at the time of its  receipt  by the  Chief  Executive
Officer, President or Secretary. The acceptance of a resignation shall not be necessary in order to make it effective, unless so specified therein.

     Section 6. Filling of Vacancies. A vacancy in any office shall be filled by the Board of Directors or by the authority appointing the predecessor in such office.

     Section 7. Compensation. The compensation of the officers shall be fixed by the Board of Directors, or by any committee upon whom power in that regard may be conferred by the Board of Directors.

     Section 8. Chairman of the Board of Directors. The Chairman of the Board of Directors shall be a director and shall preside at all meetings of the Board of Directors at which he shall be present, and shall have such power and perform such duties as may from time to time be assigned to him by the Board of Directors.

     Section 9. The Chief Executive Officer. The Chief Executive Officer of the Corporation shall, subject to the direction and control of the Board of Directors, have general control and management of the business affairs and policies of the Corporation. The Chief Executive Officer shall be generally responsible for the proper conduct of the business of the Corporation. The Chief Executive Officer shall act as liaison from and as spokesman for the Board of Directors. The Chief Executive Officer shall participate in long-range planning for the Corporation and shall be available to the other officers of the Corporation for consultation. Except where the signature of the President is required by law, the Chief Executive Officer shall posses the same power as the President to sign all certificates, contracts or other instruments of the Corporation. During the absence or disability of the President, the Chief Executive Officer shall exercise all the powers and discharge all the duties of the President. The Chief Executive Officer shall preside at all meetings of the stockholders at which he or she is present and, in the absence of the Chief Executive Officer, President shall preside at such meetings. The Chief Executive Officer shall have such other powers and perform such other duties as from time to time may be conferred or imposed upon the Chief Executive Officer by the Board of Directors.

     Section 10. The President. The President of the Corporation shall be the principal administrative officer of the Corporation. During absence or disability of the Chief Executive Officer, the President shall exercise all the powers and discharge all the duties of the Chief Executive Officer; except as otherwise provided by the Board of Directors. The President shall possess power to sign all certificates, contracts and other instruments of the Corporation. In the absence of the Chief Executive Officer, the President shall preside at all meetings of the shareholders and of the Board of Directors. The President shall perform all such other duties as are incident to the office of President or are properly required by the Board of Directors.

     Section 11. Vice Presidents. During the absence or disability of the President, the Senior Vice Presidents, if any, and the Vice Presidents, if any, in the order designated by the Board of Directors, shall exercise all the functions of the President. Each Vice President shall have such powers and discharge such duties as may be assigned from time to time by the Board of Directors.



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     Section  12. The  Secretary.  The  Secretary  shall  issue  notices for all meetings, except for notices for special meetings of the shareholders and special meetings of the directors which are called by the requisite percentage of shareholders or number of directors, shall keep minutes of all meetings, shall have charge of the seal and the Corporation's books and shall make such reports and perform such other duties as are incident to the office of Secretary, or are properly required of him or her by the Board of Directors.

     Section 13. The Chief Financial Officer - Treasurer. The Treasurer, who may also hold the title "Chief Financial Officer," shall have the custody of all moneys and securities of the Corporation and shall keep regular books of account. The Treasurer shall disburse the funds of the Corporation in payment of the just demands against the Corporation or as may be ordered by the Board of Directors, taking proper vouchers or receipts for such disbursements, and shall render to the Board of Directors from time to time as may be required an account of all transactions as Treasurer and of the financial condition of the Corporation. The Treasurer shall perform such other duties incident to his or her office or that are properly required of him or her by the Board of Directors.

                                   ARTICLE VI
                                  CAPITAL STOCK

     Section 1. Issue of Certificates of Stock. Certificates of capital stock shall be in such form as shall be approved by the Board of Directors. They shall be numbered in the order of their issue and shall be signed by the Chairman of the Board of Directors, the Chief Executive Officer or the President, and the Secretary or any Assistant Secretary and the seal of the Corporation or a facsimile thereof shall be impressed or affixed or reproduced thereon, provided, however, that where such certificates are signed by a transfer agent or an assistant transfer agent or by a transfer clerk acting on behalf of the Corporation and a registrar, the signature of any such Chairman of the Board of Directors, Chief Executive Officer, President, Secretary or Assistant Secretary, may be facsimile. In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on any such certificate or certificates shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed such certificate or certificates, or whose facsimile signature or signatures shall have been used thereon have not ceased to be such officer or officers of the Corporation.

     Section 2. Registration and Transfer of Shares. The name of each person owning a share of the capital stock of the Corporation shall be entered on the books of the Corporation together with the number of shares held by him, the numbers of the certificates covering such shares and the dates of issue of such certificates. The shares of stock of the Corporation shall be transferable on the books of the Corporation by the holders thereof in person, or by their duly authorized attorneys or legal representatives, on surrender and cancellation of certificates for a like number of shares, accompanied by an assignment or power of transfer endorsed thereon or attached thereto, duly executed, and with such proof of the



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authenticity  of the signature as the  Corporation  or its agents may reasonably require. A record shall be made of each transfer.

     The Board of Directors may make other and further rules and regulations concerning the transfer and registration of certificates for stock and may appoint a transfer agent or registrar or both and may require all certificates of stock to bear the signature of either or both.

     Section 3. Lost, Destroyed and Mutilated Certificates. The holder of any stock of the Corporation shall immediately notify the Corporation of any loss, theft, destruction or mutilation of the certificates therefor. The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it alleged to have been lost, stolen or destroyed, and the Board of Directors may, in its discretion, require the owner of the lost, stolen or destroyed certificate, or his legal representatives, to give the Corporation a bond, in such sum not exceeding double the value of the stock and with such surety or sureties as they may require, to indemnify it against any claim that may be made against it by reason of the issue of such new certificate and against all other liability in the premises, or may remit such owner to such remedy or remedies as he may have under the laws of the State of Delaware.

                                   ARTICLE VII
                            DIVIDENDS, SURPLUS, ETC.

     Section 1. General Discretion of Directors. The Board of Directors shall have power to fix and vary the amount to be set aside or reserved as working capital of the Corporation, or as reserves, or for other proper purposes of the Corporation, and, subject to the requirements of the Certificate of Incorporation, to determine whether any, if any, part of the surplus or net profits of the Corporation shall be declared as dividends and paid to the stockholders, and to fix the date or dates for the payment of dividends.

                                  ARTICLE VIII
                            MISCELLANEOUS PROVISIONS.

     Section 1. Fiscal Year. Effective January 1, 2001, the fiscal year of the Corporation shall commence on the first day of January and end on the last day of December in each year.

     Section 2. Corporate Seal. The corporate seal shall be in such form as approved by the Board of Directors and may be altered at their pleasure. The corporate seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

     Section 3. Notices. Except as otherwise expressly provided, any notice required by these Bylaws to be given shall be sufficient if given by depositing the same in a post office or letter box in a sealed postpaid wrapper addressed to the person entitled thereto at his address, as the same appears upon the books of the Corporation, or by telegraphing or cabling the same to such person at such addresses; and such notice shall be deemed to be given at the time it is mailed, telegraphed or cabled.



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     Section 4. Waiver of Notice.  Any  stockholder or director may at any time, by writing or by telegraph or by cable, waive any notice required to be given under these Bylaws, and if any stockholder or director shall be present at any meeting for any purpose other than objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened, his presence shall constitute a waiver of such notice.

     Section 5. Checks, Drafts, etc. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation, shall be signed by such officer or officers, agent or agents of the Corporation, and in such manner, as shall from time to time be designated by resolution of the Board of Directors.

     Section 6. Deposits. All funds of the Corporation shall be deposited from time to time to the credit of the Corporation in such bank or banks, trust companies or other depositories as the Board of Directors may select, and, for the purpose of such deposit, checks, drafts, warrants and other orders for the payment of money which are payable to the order of the Corporation, may be endorsed for deposit, assigned and delivered by any officer of the Corporation, or by such agents of the Corporation as the Board of Directors or the President may authorize for that purpose.

     Section 7. Voting Stock of Other Corporations. Except as otherwise ordered by the Board of Directors or the Executive Committee, the President or the Treasurer shall have full power and authority on behalf of the Corporation to attend and to act and to vote at any meeting of the stockholders of any corporation of which the Corporation is a stockholder and to execute a proxy to any other person to represent the Corporation at any such meeting, and at any such meeting the President or the Treasurer or the holder of any such proxy, as the case may be, shall possess and may exercise any and all rights and powers incident to ownership of such stock and which, as owner thereof, the Corporation might have possessed and exercised if present. The Board of Directors or the Executive Committee may from time to time confer like powers upon any other person or persons.

     Section 8. Indemnification of Officers and Directors. The Corporation shall indemnify any and all of its directors or officers, including former directors or officers, and any employee, who shall serve as an officer or director of any corporation at the request of this Corporation, to the fullest extent permitted under and in accordance with the laws of the State of Delaware.

                                   ARTICLE IX
                                   AMENDMENTS

     The Board of Directors shall have the power to make, rescind, alter, amend and repeal these Bylaws, provided, however, that the stockholders shall have power to rescind, alter, amend or repeal any Bylaws made by the Board of Directors, and to enact Bylaws which if so expressed shall not be rescinded, altered, amended or repealed by the Board of Directors. No change of the time or place for the annual meeting of the stockholders for the election of directors shall be made except in accordance with the laws of the State of Delaware.



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     Adopted by the Board of Directors and approved by the  shareholders on this
3rd day of May, 2000.


                                       /s/ William Galine
                                       ----------------------------------------
                                       William Galine, Secretary